                                                                    EXHIBIT 10.7

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                              AMENDED AND RESTATED
                          REGISTRATION RIGHTS AGREEMENT

                                  BY AND AMONG

                         INTERNATIONAL WIRE GROUP, INC.

                                       AND

                            THE PERSONS LISTED ON THE

                             SIGNATURE PAGES HEREOF

                          Dated as of November 23, 2004



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                                TABLE OF CONTENTS

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                                                                                                               PAGE


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ARTICLE 1.            DEFINITIONS................................................................................1

ARTICLE 2.            SHELF REGISTRATION.........................................................................5

         SECTION 2.1           Filing of Shelf Registration......................................................5

         SECTION 2.2           Shelf Registration Procedures.....................................................5

ARTICLE 3.            DEMAND REGISTRATION........................................................................6

         SECTION 3.1           Request for Registration..........................................................6

         SECTION 3.2           Notice of Demand Registrations....................................................7

         SECTION 3.3           Effective Registration............................................................7

         SECTION 3.4           Priority on Demand Registrations..................................................7

ARTICLE 4.            PIGGYBACK REGISTRATIONS....................................................................8

         SECTION 4.1           Holder Piggyback Registration.....................................................8

         SECTION 4.2           Priority on Piggyback Registrations...............................................8

         SECTION 4.3           Converted Registration............................................................9

ARTICLE 5.            STANDSTILL AND SUSPENSION PERIODS..........................................................9

         SECTION 5.1           Company Standstill Period.........................................................9

         SECTION 5.2           Suspension Period.................................................................9

         SECTION 5.3           Holder Standstill Period.........................................................10

ARTICLE 6.            REGISTRATION PROCEDURES...................................................................10

         SECTION 6.1           Company Obligations..............................................................10

         SECTION 6.2           Listing Obligations..............................................................15

ARTICLE 7.            INDEMNIFICATION...........................................................................15

         SECTION 7.1           Indemnification by the Company...................................................15

         SECTION 7.2           Indemnification by the Holders...................................................16

         SECTION 7.3           Notice of Claims, Etc............................................................17

         SECTION 7.4           Contribution.....................................................................17

         SECTION 7.5           Survival.........................................................................18

ARTICLE 8.            EXPENSES..................................................................................18

ARTICLE 9.            CURRENT PUBLIC INFORMATION ...............................................................19

ARTICLE 10.           SELECTION OF UNDERWRITERS.................................................................20

         SECTION 10.1          Underwritten Offering............................................................20

         SECTION 10.2          Participation in Underwritten Offering...........................................20
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                                TABLE OF CONTENTS
                                   (CONTINUED)

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                                                                                                               PAGE

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ARTICLE 11.           MISCELLANEOUS.............................................................................20

         SECTION 11.1          Notice Generally.................................................................20

         SECTION 11.2          Successors and Assigns...........................................................21

         SECTION 11.3          Withdrawal.......................................................................21

         SECTION 11.4          Amendments and Waivers...........................................................21

         SECTION 11.5          Severability.....................................................................21

         SECTION 11.6          Headings.........................................................................22

         SECTION 11.7          Governing Law....................................................................22

         SECTION 11.8          Counterparts.....................................................................22

         SECTION 11.9          Entire Agreement.................................................................22

         SECTION 11.10         Specific Performance.............................................................22

         SECTION 11.11         Further Assurances...............................................................22

         SECTION 11.12         Debtor Subsidiaries..............................................................22

Annex A               Selling Securityholder Notice and Questionnaire..........................................A-1
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                                       ii

                              AMENDED AND RESTATED
                          REGISTRATION RIGHTS AGREEMENT



                  This AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT (this "Agreement"), dated as of November 23, 2004, by and among International Wire Group, Inc., a Delaware corporation (the "Company"), and each of the other Persons signatory hereto.

                                   WITNESSETH:

                  WHEREAS, the Second Amended and Restated Joint Plan of Reorganization (as modified, the "Plan"), dated as of June 24, 2004, of the Company and its domestic subsidiaries (the "Debtor Subsidiaries") was confirmed on August 25, 2004 by order of the United States Bankruptcy Court for the Southern District of New York in Case 04-11991 (BRL), and became effective on October 20, 2004;

                  WHEREAS, pursuant to the Plan, the Company issued its common stock, par value $0.01 ("Common Stock"), in partial exchange for certain claims against the Company and the Debtor Subsidiaries;

                  WHEREAS, pursuant to the Plan, the Company issued its 10% Secured Senior Subordinated Notes, which notes are guaranteed by the Debtor Subsidiaries (such notes, together with the related guarantees, the "Notes"), in each case, in partial exchange for certain claims against the Company and the Debtor Subsidiaries;

                  WHEREAS, on October 20, 2004, the Company and the Holders entered into the Registration Rights Agreement (the "Original Agreement"), pursuant to which the Company agreed to undertake certain obligations with respect to the registration of the Common Stock and the Notes under the Securities Act (as defined below); and

                  WHEREAS, the Company and the Holders desire to make certain amendments to the Original Agreement to, among other things, remove the Company's obligation to register the Notes under the Shelf Registration Statement (as defined below).

                  NOW, THEREFORE, in consideration of the foregoing and the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and affirmed, the parties hereto, intending to be legally bound, hereby agree as follows:

                             ARTICLE 1. DEFINITIONS

         All capitalized terms used but not defined in this Agreement have the respective meanings assigned to such terms in the Plan. As used in this Agreement, the following capitalized terms (in their singular and plural forms, as applicable) have the following meanings:

         "Affiliate", with respect to the Company or any other registrant under a Registration Statement, has the meaning assigned to such term in Rule 144(a)(1) of the Securities Act and, with respect to any Holder, means a Person that directly or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, such Holder.

         "Agreement" has the meaning assigned to such term in the introductory paragraph to this Agreement.

         "Business Day" means each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in New York City, New York are authorized or obligated by law or executive order to close.

          "Commission" means the United States Securities and Exchange Commission and any successor United States federal agency or governmental authority having similar powers.

         "Common Stock" has the meaning assigned to such term in the recitals to this Agreement and includes any other securities issued or issuable as a result of, or in connection with, any stock dividend, stock split or reverse stock split, reclassification, merger, consolidation or other transaction and event in respect of such shares of Common Stock.

         "Company" has the meaning assigned to such term in the introductory paragraph to this Agreement.

         "Company Registration" has the meaning assigned to such term in Section 4.1.

         "Confirmation Date" means the Effective Date (as such term is defined in the Plan) of the Plan as confirmed.

         "Converted Registration" has the meaning assigned to such term in
Section 3.1.

         "Damages" has the meaning assigned to such term in Section 7.1.

         "Debtor Subsidiaries" has the meaning assigned to such term in the recitals to this Agreement.

         "Demand Period" has the meaning assigned to such term in Section 3.1.

         "Demand Registration" has the meaning assigned to such term in Section 3.1.

         "Demand Request" has the meaning assigned to such term in Section 3.1.

         "Exchange Act" means the Securities Exchange Act of 1934, as amended, or any successor statute, and the rules and regulations of the Commission thereunder.

         "Holder Shelf Offering" has the meaning assigned to such term in
Section 2.2.

         "Holder" means each person or entity signatory hereto or a Permitted Assignee.

         "Inspectors" has the meaning assigned to such term in Section 6.1(p).

         "Joining Holder" has the meaning assigned to such term in Section 3.2.




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

         "Material Adverse Effect" has the meaning assigned to such term in
Section 3.4.

         "Material Disclosure Event" means, as of any date of determination, any pending or imminent event relating to the Company, which, in the determination of the Board of Directors of the Company upon advice of counsel (i) requires disclosure of material, non-public information relating to such event in any Registration Statement so that such Registration Statement would not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading,
(ii) requires disclosure of material, non-public information relating to such event in any Prospectus so that such Prospectus would not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading and (iii) if publicly disclosed at the time of such event, would have a material adverse effect on the business, financial condition or prospects of the Company and the Board of Directors of the Company, in each case, believes that it has a bona fide business reason for preserving confidentiality.

         "NASD Rules" means the Rules of the Association set forth in the NASD Manual.

         "NASD" means the National Association of Securities Dealers, Inc.

         "Notes" has the meaning assigned to such term in the recitals to this Agreement.

         "Notice and Questionnaire" means a duly executed, written notice delivered to the Company containing the information called for by the Selling Securityholder Notice and Questionnaire attached as Annex A to this Agreement.

         "Permitted Assignee" means any Affiliate or equity holder of any Holder who acquires Registrable Securities from such Holder. For purposes of the foregoing, any Affiliate of Hicks, Muse, Tate & First Incorporated that received Registrable Securities in connection with a distribution of such securities by International Wire Holding Company shall be a Permitted Assignee hereunder.

         "Person" or "person" means any individual, corporation, partnership, limited liability company, joint venture, association, joint-stock company, trust, unincorporated organization or government or other agency or political subdivision thereof.

         "Plan" has the meaning assigned to such term in the recitals to this Agreement.

         "Prospectus" means the prospectus included in any Registration Statement (including, without limitation, a prospectus that discloses information previously omitted from a prospectus filed as part of an effective Registration Statement in reliance upon Rule 430A promulgated under the Securities Act to the extent such prospectus is deemed to be part of the Registration Statement when it became effective), as amended or supplemented by any amendment or prospectus supplement, including post-effective amendments, and all materials incorporated by reference or explicitly deemed to be incorporated by reference in such Prospectus.

         "Records" has the meaning assigned to such term in Section 6.1(p).



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

         The terms "register" "registered" and "registration" means a registration effected by preparing and filing with the Commission a registration statement on an appropriate form in compliance with the Securities Act, and the declaration or order of the Commission of the effectiveness of such registration statement under the Securities Act.

         "Registrable Common Stock" means any of the shares of Common Stock issued to the Holders pursuant to the Plan and any Common Stock beneficially owned by the Holders.

         "Registrable Notes" means any of the Notes issued to the Holders pursuant to the Plan and any Notes beneficially owned by the Holders.

         "Registrable Securities" means any of the Registrable Common Stock and/or Registrable Notes; provided, however, that such securities shall cease to constitute "Registrable Securities", "Registrable Common Stock" or "Registrable Notes", as the case may be, for purposes of this Agreement as of the close of business on the day following the earliest to occur of: (i) the date of sale of such securities under a Registration Statement declared effective by the Commission in accordance with the intended plan and method of distribution set forth in the final Prospectus forming a part of such Registration Statement other than pursuant to a sale or transfer to another Holder or a Permitted Assignee pursuant to Section 11.2, (ii) the date on which such securities are no longer outstanding, (iii) the date as of which such securities have been distributed in accordance with the provisions of Rule 144 (or any similar provision then in force) under the Securities Act other than pursuant to a sale or transfer to another Holder or a Permitted Assignee pursuant to Section 11.2 and (iv) as to each Holder, the date on which such Holder would lawfully be able to transfer all of its remaining Common Stock and Notes to the public free from any restrictions imposed by Rule 144 (or any similar provision then in force) under the Securities Act and without the requirement of the filing of a Registration Statement covering such transfer.

         "Registration Expenses" shall have the meaning assigned to such term in
Article 8.

         "Registration Statement" means any Registration Statement by the Company that covers any of the Registrable Securities pursuant to the provisions of this Agreement, including the Prospectus, amendments and supplements to such registration statement, including post-effective amendments, all exhibits, and all materials incorporated by reference or explicitly deemed to be incorporated by reference in such registration statement.

         "Requesting Holder" has the meaning assigned to such term in Section
3.1.

         "Required Filing Date" has the meaning assigned to such term in Section 3.1.

         "Required Period" means (i) with respect to the Shelf Registration Statement, a period of four (4) years from the date the Commission declares the Shelf Registration Statement effective or such shorter period that will terminate when there are no longer any Registrable Securities outstanding, and
(ii) with respect to all other Registration Statements, until the earlier of the date on which all the Registrable Securities covered by such Registration Statement have been sold pursuant to such Registration Statement or one hundred eighty (180) days from the effective date of the Registration Statement.

         "Road Show" has the meaning assigned to such term in Section 6.1(o).




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

         "Securities Act" means the United States Securities Act of 1933, as amended, or any successor statute, and the rules and regulations of the Commission thereunder.

         "Seller Affiliates" has the meaning assigned to such term in Section
7.1.

         "Shelf Registration Statement" means the shelf Registration Statement filed by the Company pursuant to Rule 415 of the Securities Act and pursuant to the Plan relating to the Registrable Common Stock of Holders that have provided the Company a Notice and Questionnaire as required by Section 2.1 hereof.

         "Suspension Notice" has the meaning assigned to such term in Section
5.2.

         "Suspension Period" has the meaning assigned to such term in Section
5.2.

                          ARTICLE 2. SHELF REGISTRATION

         SECTION 2.1 Filing of Shelf Registration. The Company shall use its commercially reasonable efforts to cause the Shelf Registration Statement to be filed and declared effective by the Commission as promptly as practicable after the date HEREOF on an appropriate form under the Securities Act relating to the offer and sale of the Registrable Common Stock by the Holders thereof from time to time in accordance with the methods of distribution set forth in the Shelf Registration Statement and Rule 415 under the Securities Act; provided, however, that no Holder will be named in the Prospectus included in such Shelf Registration Statement unless such Holder has provided the Company a Notice and Questionnaire prior to the date of the filing of the Shelf Registration Statement with the Commission. Once the Shelf Registration Statement is declared effective by the Commission, the Company will use its commercially reasonable efforts to (i) cause the Shelf Registration Statement to remain effective, and supplemented and amended throughout the Required Period and (ii) file post-effective amendments on Form S-3 to each Shelf Registration Statement, as soon as the Company is eligible to use Form S-3 for secondary offerings.

         SECTION 2.2 Shelf Registration Procedures.

                  (a) During the Required Period, any Holder shall be entitled to sell all or any part of the Registrable Common Stock registered on behalf of such Holder pursuant to the Shelf Registration Statement ("Holder Shelf Offering"); provided, however, that with respect to any transferee that becomes a Holder pursuant to Section 11.2, such Holder shall deliver a Notice and Questionnaire to the Company at least ten (10) Business Days prior to any intended distribution of Registrable Common Stock under a Shelf Registration Statement. The Company shall (i) as promptly as is practicable after the date a Notice and Questionnaire is received by the Company, but in any event within ten
(10) Business Days after such date, if required by applicable law, file with the Commission a post-effective amendment to the applicable Shelf Registration Statement or prepare and, if required by applicable law, file a supplement to the related Prospectus or a supplement or amendment to any document incorporated therein by reference or file any other required document so that the Holder delivering such Notice and Questionnaire is named as a selling securityholder in such Shelf Registration Statement and the related Prospectus in such a manner as to permit such Holder to deliver such Prospectus to purchasers of the Registrable Common Stock in accordance with applicable law and, if the Company shall file a post-effective




                                       5
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amendment to the Shelf Registration Statement, use commercially reasonable efforts to cause such post-effective amendment to be declared effective under the Securities Act as promptly as is practicable and (ii) notify such Holder as promptly as practicable after the effectiveness under the Securities Act of any post-effective amendment filed pursuant to this Article 2; provided, however, that if such Notice and Questionnaire is delivered during a Suspension Period, the Company shall so inform the Holder delivering such Notice and Questionnaire and shall take the actions set forth in clauses (i) and (ii) above upon expiration of the Suspension Period as though such Holder's Notice and Questionnaire had been delivered on the expiration date of such Suspension Period.

                  (b) Any Holder may, by written notice to the Company, request that the Company take any reasonable steps necessary to assist and cooperate with such Holder to facilitate a Holder Shelf Offering, subject to the provisions hereof. Such request will specify the number of shares of Registrable Securities proposed to be sold and will also specify the intended method of disposition thereof.

                         ARTICLE 3. DEMAND REGISTRATION

         SECTION 3.1 Request for Registration. (A) With respect to the Registrable Notes, beginning on the date hereof, and (B) with respect to Registrable Common Stock, beginning two (2) years following the Confirmation Date and, in each case, prior to seven (7) years after the date hereof (the "Demand Period"), any Holder or Holders (each a "Requesting Holder") may deliver to the Company a written request (a "Demand Request") that the Company effect the registration under the Securities Act of that number and/or aggregate principal amount, as the case may be of Registrable Securities requested and owned, beneficially or of record, by the Requesting Holder(s) (a "Demand Registration"); provided, however, the Registrable Securities to be included in such Demand Registration comprise on such date (i) 10% or more of the outstanding Common Stock in the case of Registrable Common Stock and (ii) 10% or more in aggregate principal amount of the outstanding Notes in the case of Registrable Notes; provided, further, that the Company may, at its option, elect to convert any Demand Registration to a registration for its own account (a "Converted Registration"). The Company will in no event be required to effect more than (i) two (2) Demand Registrations for the Holders in total in any 12-month period nor (ii) an aggregate of four (4) Demand Registrations for the Holders in total; provided, however, that no Converted Registration shall be deemed to be a Demand Registration and the number of Demand Registrations available shall not be reduced by any such Converted Registration. Upon receipt of a Demand Request, and subject to the provisions of this Article 3, the Company will cause to be included in a Registration Statement on an appropriate form under the Securities Act, filed with the Commission within (i) ninety (90) days after receiving a Demand Request, in the case of Registrable Common Stock and (ii) one hundred twenty (120) days after receiving a Demand Request, in the case of Registrable Notes (in each case, a "Required Filing Date"), such Registrable Securities as may be requested by such Requesting Holder(s) in their respective Demand Request(s) together with any other Registrable Securities as requested by Joining Holders joining in such Demand Request pursuant to Section
3.2. The Company shall use its commercially reasonable efforts to cause any such Registration Statement to be declared effective by the Commission as promptly as practicable after such filing.



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         SECTION 3.2 Notice of Demand Registrations. If, at any time, the
Company proposes to register Registrable Securities for the account of any Requesting Holder pursuant to Section 3.1, the Company shall give written notice of such proposed filing to all of the Holders that have identified themselves as such to the Company as soon as practicable (but in no event later than the tenth
(10th) Business Day after receipt by the Company of such Demand Request). Upon the written request of any non-Requesting Holder received by the Company no later than the tenth (10th) Business Day after receipt by such Holder of the notice sent by the Company (each such Holder a "Joining Holder"), to register, on the same terms and conditions as the securities otherwise being sold pursuant to such Demand Registration, any of its applicable Registrable Securities, subject to Section 3.4 hereof, the Company will cause such Registrable Securities to be included in the securities to be covered by the Registration Statement proposed to be filed by the Company in respect of such Demand Registration on the same terms and conditions as any similar securities included therein, all to the extent required to permit the sale or other disposition by each Holder of the Registrable Securities so registered.

         SECTION 3.3 Effective Registration. A registration of any Registrable Securities will not count as a Demand Registration until the Registration Statement relating to it has become effective pursuant to the Securities Act (except with respect to any Requesting Holder that withdraws, at its sole option, all of its Registrable Securities for such registration and the Company has performed its obligations hereunder in all material respects, in which case such demand will count as a Demand Registration on behalf of that Requesting Holder unless the Requesting Holder pays all reasonable expenses actually incurred by the Company in connection with such withdrawn registration); provided, however, that if, after it has become effective, an offering of Registrable Securities pursuant to a Registration Statement is terminated by any stop order, injunction, or other order of the Commission or other governmental agency or court, such registration pursuant thereto will be deemed not to have been effected and will not count as a Demand Registration; provided, further, that if the conditions to closing specified in any underwriting agreement or any other agreement entered into in connection with such registration are not satisfied, other than by reason of some act or omission by such Holder, such registration pursuant thereto will be deemed not to have been in effect and will not count as a Demand Registration.

         SECTION 3.4 Priority on Demand Registrations. Notwithstanding any term of this Article 3 to the contrary, but only to the extent the Demand Registration only contemplates underwritten offerings, no securities to be sold for the account of any Person (including the Company) other than Requesting Holders or Joining Holders shall be included in a Demand Registration unless the lead underwriter or underwriters shall advise the Requesting Holders in writing that the inclusion of such securities will not materially and adversely affect the price per security to be offered in, or success of, the offering (a "Material Adverse Effect"), subject to the Company's right to convert any Demand Registration to a Converted Registration. Furthermore, in the event that the lead underwriter or underwriters of such an underwritten offering shall advise the Requesting Holders in writing that even after exclusion of all securities of the other Persons pursuant to the immediately preceding sentence, the amount of Registrable Securities proposed to be included in such Demand Registration by Requesting Holders and Joining Holders is sufficiently large to cause a Material Adverse Effect, the number of shares of Registrable Common Stock or the aggregate principal amount of Registrable Notes, as the case may be, to be included in such Demand Registration shall be allocated among all participating Holders pro rata based on the ratio the number of shares of Registrable Common Stock or aggregate principal amount of Registrable Notes, as the case may be, each such Holder requests to be included bears to the total number of shares of Registrable Common Stock or aggregate principal amount of Registrable Notes, as the case may be, of all Holders that have been requested to be included in such registration; provided, however, that if, as a result of such pro-ration, any Holder shall not be entitled to include in a registration all Registrable Securities of the class that such Holder has requested to be included, such Holder may elect to withdraw its request to include such Registrable Securities in such registration or may reduce the number or principal amount, as the case may be, requested to be included; provided, further, that (x) such request must be made in writing prior to the earlier of the execution of the underwriting agreement or the execution of the custody agreement with respect to such registration and (y) such withdrawal or reduction shall be irrevocable.

                       ARTICLE 4. PIGGYBACK REGISTRATIONS

         SECTION 4.1 Holder Piggyback Registration. If at any time during the Demand Period, the Company proposes to file a Registration Statement under the Securities Act with respect to an offering of any securities for the Company's own account (except pursuant to registrations on Form S-4 or any successor form or on Form S-8 or any successor form relating solely to securities issued pursuant to any benefit plan) (a "Company Registration"), the Company shall give written notice of such proposed filing to the Holders that have identified themselves as such to the Company as soon as practicable (but in no event less than fifteen (15) days before the anticipated filing date). Such notice shall specify the number or aggregate principal amount, as the case may be, of securities proposed to be registered thereby, the proposed date of filing of such Registration Statement with the Commission, the proposed means of distribution of such securities and the proposed lead underwriters or underwriters (if any). Upon the written request of any Holder, received by the Company no later than the tenth (10th) Business Day after receipt by such Holder of the notice sent by the Company, to register, on the same terms and conditions as the securities otherwise being sold pursuant to such registration, any of its Registrable Securities (which request shall state the intended method of disposition thereof if the securities otherwise being sold are being sold by more than one method of disposition), the Company will use its commercially reasonable efforts to cause the Registrable Securities as to which registration shall have been so requested to be included in the securities to be covered by the Registration Statement proposed to be filed by the Company on the same terms and conditions as any similar securities included therein, all to the extent required to permit the sale or other disposition by such Holder of such Registrable Securities so registered; provided, however, that, notwithstanding the foregoing, the Company may at any time in its reasonable discretion, without the consent of any Holder, delay or abandon the proposed offering in which any Holder had requested to participate or cease the filing (or obtaining or maintaining the effectiveness) of or withdraw the related Registration Statement or other governmental approvals, registrations or qualifications; provided, further, however, that the Company shall only be obligated to include Registrable Notes in such Company Registration if such Company Registration includes an offering of the Notes for its own account. A registration of Registrable Securities pursuant to this Section 4.1 shall not be a Demand Registration.

         SECTION 4.2 Priority on Piggyback Registrations. If the offering related to the Company Registration is to be an underwritten offering and the lead underwriter or underwriters advise the Company that the inclusion of a Holder's Registrable Securities would cause a

Material Adverse Effect, then (i) the number or principal amount, as applicable, of such Holders' Registrable Securities to be included in the Registration Statement shall be reduced to an amount which, in the judgment of the lead underwriter or underwriters, would eliminate such Material Adverse Effect or
(ii) if no such reduction would, in the judgment of the lead underwriter or underwriters, eliminate such Material Adverse Effect, then the Company shall have the right to exclude all such Registrable Securities from such Registration Statement. Any partial reduction in the number or aggregate principal amount, as the case may be, of Registrable Securities to be included in the Registration Statement pursuant to clause (i) of the immediately preceding sentence shall be effected pro rata based on the ratio which (A) the number of Registrable Securities of such Holder requested to be included in the Company Registration bears to (B) the total number or aggregate principal amount, as the case may be, of Registrable Securities requested to be included in such Registration Statement by all Holders who have requested that their securities be included in such Registration Statement.

         SECTION 4.3 Converted Registration. Notwithstanding the provisions of
Section 4.2 hereof, in the event of a Converted Registration, the Company and the Holders shall jointly have first priority and the Registrable Securities to be offered for the account of the Company and the Holders pursuant to such Converted Registration shall be pro rated between the Company and the Holders based on (i) the number of Registrable Securities all such Holders request be included in the Converted Registration (with pro-ration amongst Holders based on the number of Registrable Securities each such Holder proposed to offer pursuant to the Converted Registration) and (ii) the number of shares proposed to be offered by the Company in the Converted Registration.

                  ARTICLE 5. STANDSTILL AND SUSPENSION PERIODS

         SECTION 5.1 Company Standstill Period. Without the prior written consent of the lead underwriter or underwriters in a Holder Shelf Offering during the Required Period or in a Demand Registration, the Company agrees not to effect any sale or distribution of any securities the same as or similar to the Registrable Securities, or any securities convertible into or exchangeable or exercisable for any of the Company's securities that are the same as or similar to the Registrable Securities (except pursuant to registrations on Form S-4 or any successor form or on Form S-8 or any successor form relating solely to securities offered pursuant to any benefit plan), during the fourteen (14) Business Days prior to the effectiveness under the Securities Act of any underwritten registration of such securities and until the earlier of (i) the date on which the offering to which such registration relates is completed and
(ii) ninety (90) days after such effective date or such longer period as may be reasonably required by the managing underwriter or underwriters of such underwritten registration (except as part of such registration).

         SECTION 5.2 Suspension Period The Company may, by notice in writing to each Holder, suspend the Demand Registration rights of the Holder and/or require the Holders to suspend use of any resale Prospectus included in a Shelf Registration Statement for any period determined in good faith by the Board of Directors of the Company if there shall occur and be continuing a Material Disclosure Event (such period, a "Suspension Period"). Notwithstanding the foregoing, no Suspension Period shall exceed ninety (90) days in any one instance or be invoked by the Company more than twice in any 12-month period; provided, however, that each day during any Suspension Period shall only be counted once in determining the aggregate number of days in such Suspension Period notwithstanding the occurrence of multiple concurrent deferrals; provided, further, that no suspension period may commence if it is less than ninety (90) days after the prior suspension period. Each Holder agrees that, upon receipt of notice from the Company of the occurrence of a Material Disclosure Event (a "Suspension Notice"), such Holder will forthwith discontinue disposition of Registrable Securities pursuant to the Shelf Registration Statement until the earlier of (i) the expiration of the Suspension Period and (ii) such Holder's receipt of a notice from the Company to the effect that such suspension has terminated. If so directed by the Company, such Holder will deliver to the Company (at the Company's expense) all copies, other than permanent file copies, then in such Holder's possession, of the most recent Prospectus covering such Registrable Securities at the time of receipt of such Suspension Notice. In the event of a Suspension Notice, during the Suspension Period the Company shall use commercially reasonable efforts, and promptly after such time as the related Material Disclosure Event no longer exists or has been publicly disclosed the Company shall take such commercially reasonable actions as are necessary or desirable, to give effect to any Holders' rights under this Agreement that may be, or have been, affected by such notice, including the Holders' Demand Registration rights and rights with respect to the Shelf Registration Statement.

         SECTION 5.3 Holder Standstill Period. Without the prior written consent of the Company or the lead underwriter or underwriters prior to the closing, or the prior written consent of the lead underwriter or underwriters of the offering thereafter, no Holder shall effect any disposition of Registrable Securities under the Shelf Registration Statement or any public sale or distribution pursuant to Rule 144 during the fourteen (14) Business Days prior to the effectiveness under the Securities Act of any underwritten registration of securities of the Company that are the same as or similar to the Registrable Securities, or of any securities convertible into or exchangeable or exercisable for the Company securities that are the same as or similar to the Registrable Securities and until the earlier of (i) the date on which the offering to which such registration relates is completed and (ii) ninety (90) days after such effective date or such longer period as may be reasonably required by the managing underwriter or underwriters of such underwritten registration (except as part of such registration); provided, such Holders are timely notified in writing of such underwritten registration by the Company, the selling Holders or the managing underwriter or underwriters.

                       ARTICLE 6. REGISTRATION PROCEDURES

         SECTION 6.1 Company Obligations. Whenever the Company is required pursuant to this Agreement to register Registrable Securities, it will:

                  (a) cause the related Registration Statements to include a Prospectus intended to permit each Holder to resell, at such Holder's election, all or part of the Registrable Securities held by such Holder without restriction;

                  (b) promptly and timely prepare and file with the Commission such amendments and post-effective amendments to any such Registration Statements as may be necessary to keep each such Registration Statement continuously effective (subject to any Suspension Periods) during the applicable Required Period;

                  (c) promptly and timely cause each Prospectus to be supplemented by any required Prospectus supplement;

                  (d) give the Holders who own Registrable Securities to be registered under such Registration Statement, the lead underwriter, and their respective counsel and accountants, the timely opportunity to participate in the preparation of such Registration Statement, each Prospectus included therein or filed with the Commission and each amendment or supplement to the foregoing items;

                  (e) if requested by the lead underwriter or reasonably requested by any Holder who owns Registrable Securities to be registered, promptly incorporate in, and make all required filings of, a Prospectus supplement or post-effective amendment and such information as the lead underwriter or any such Holder reasonably requests to be included therein, including, without limitation, with respect to the Registrable Securities being sold by such Holder, the purchase price being paid therefore by the underwriters and with respect to any other terms of the underwritten offering of the Registrable Securities to be sold in such offering, and promptly make all required filings of such Prospectus supplement or post-effective amendment;

                  (f) cause (i) any such Registration Statement and any amendment or supplement thereto, as of the effective date of such Registration Statement, amendment or supplement, (x) to comply in all material respects with the applicable requirements of the Securities Act and the rules and regulations of the Commission promulgated thereunder and (y) not to contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading and
(ii) the related Prospectus, (x) to comply in all material respects with the applicable requirements of the Securities Act and the rules and regulations of the Commission promulgated thereunder and (y) not to contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;

                  (g) furnish to the Holders such number of conformed copies of such Registration Statement and of each such amendment thereto (in each case including all exhibits thereto), such number of copies of the Prospectus included in such Registration Statement (including each preliminary and final Prospectus and each supplement thereto), and such number of the documents, if any, incorporated by reference in such Registration Statement or Prospectus, as each Holder reasonably may request;

                  (h) use its commercially reasonable efforts (i) to register or qualify the Registrable Securities covered by such Registration Statement under such securities or "blue sky" laws of the states of the United States as each Holder reasonably shall request, to keep such registration or qualification in effect for so long as such Registration Statement remains in effect, and to do any and all other acts and things that may be necessary or advisable to enable the Holders to consummate the disposition in such jurisdictions of the Registrable Securities covered by such Registration Statement, except that the Company shall not for any such purpose be required to qualify generally to do business as a foreign corporation in any jurisdiction in which it is not obligated to be so qualified, or to subject itself to taxation in any such jurisdiction, or to consent to general service of process in any such jurisdiction and (ii) to obtain all other approvals, consents, exemptions or authorization from securities regulatory authorities or government agencies as may be necessary to enable such Holders to consummate the disposition of the Registrable Securities;

                  (i) (A) immediately notify the Holders, at any time when a Prospectus or Prospectus supplement relating thereto is required to be delivered under the Securities Act, upon discovery that, or upon the occurrence of any event as a result of which, the Registration Statement or the Prospectus included in such Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, which untrue statement or omission requires amendment of the Registration Statement or supplementing of the Prospectus, and when any such amendment or supplement to the Registration Statement or Prospectus has become effective, and (B) prepare and furnish to the Holders a reasonable number of copies of a supplement to such Prospectus as may be necessary so that, as thereafter delivered to the purchasers of such Registrable Securities, such Prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that with respect to Registrable Securities registered pursuant to such Registration Statement, each Holder agrees that it will not sell any Registrable Securities pursuant to such Registration Statement during the time after the furnishing of the Company's notice that the Company is preparing and filing with the Commission a supplement to or an amendment of such Prospectus or Registration Statement; provided, further, that the Company shall use its commercially reasonable efforts to prepare and make effective such supplement or amendment;

                  (j) comply in all material respects with all applicable rules and regulations of the Commission, and make available to holders of its securities, as soon as reasonably practicable, but in any event not later than thirty (30) days after the end of the 12-month period beginning with the Company's first fiscal quarter commencing after (i) the effective date (as defined in Rule 158(c) under the Securities Act) of such Registration Statement and (ii) the effective date of each post-effective amendment to such Registration Statement, an earnings statement of the Company and its subsidiaries which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and the rules and regulations of the Commission thereunder (including Rule 158);

                  (k) provide and cause to be maintained a transfer agent and registrar for the Registrable Securities covered by such Registration Statement from and after a date not later than the effective date of such Registration Statement; it being hereby agreed that the Holders shall furnish to the Company such information regarding the Holders and the plan and method of distribution of Registrable Securities intended by the Holders as the Company may from time to time reasonably request in writing and as shall be required by law or by the Commission in connection therewith;

                  (l) provide CUSIP numbers for each of the Common Stock and the Notes;

                  (m) notify the Holders and the lead underwriter or underwriters, if any, promptly, and (if requested by any such Person) confirm such notice in writing, (i) when a Prospectus,

Prospectus supplement or post-effective amendment related to such Registration Statement has been filed, and, with respect to such Registration Statement or any post-effective amendment thereto, when the same has become effective, (ii) of any request by the Commission or any other federal or state governmental authority for amendments or supplements to such Registration Statement or related Prospectus, (iii) of the issuance by the Commission or any other federal or state governmental authority of any stop order suspending the effectiveness of such Registration Statement or the initiation of any proceedings for that purpose and (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose;

                  (n) use commercially reasonable efforts to prevent the issuance of any order suspending the effectiveness of such Registration Statement, or the lifting of any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction, and in the event of the issuance of any stop order suspending the effectiveness of a Registration Statement, or of any order suspending the qualification (or exemption from qualification) of any Registrable Securities included in such Registration Statement for sale in any jurisdiction, use commercially reasonable efforts to obtain the withdrawal of such order, at the earliest possible moment;

                  (o) enter into customary agreements (including underwriting agreements in customary form, which shall include "lock-up" obligations as may be requested by the lead underwriter or underwriters, not to exceed one hundred eighty (180) days in duration, but excluding shares that may be issued pursuant to benefit plans or in connection with mergers or acquisitions) and take such other actions (including using its reasonable efforts to make road show presentations (it being agreed that such presentations by officers of the Company in excess of an aggregate of fourteen (14) days in duration during any 12-month period for all Demand Registrations and the Shelf Registration Statement under this Agreement shall be unreasonable) and otherwise engaging in such reasonable marketing support in connection with any underwritten offering (a "Road Show")) as are reasonably requested by any selling Holder in order to expedite or facilitate the sale or disposition of any Registrable Securities and in such connection, whether or not an underwriting agreement is entered into and whether or not the Registrable Securities are to be sold in an underwritten offering, make such representations and warranties to the holders of such Registrable Securities and the underwriter or underwriters, if any, in form and substance and scope as are customarily made in connection with such offerings of equity securities.

                  (p) make available for inspection by each Holder, any underwriter participating in any disposition pursuant to such registration, and any attorney, accountant or other agent retained by such Holder or any such underwriter (collectively, the "Inspectors"), all financial and other records, pertinent corporate documents and properties of the Company (collectively, the "Records") as shall be reasonably necessary to enable them to exercise their due diligence responsibility, and cause the officers, directors and employees of, and independent accountants and counsel to, the Company to supply all information reasonably requested by any such Inspector in connection with such registration, provided, however, that (i) in connection with any such inspection, any such Inspectors shall cooperate to the extent reasonably practicable to minimize any disruption to the operation by the Company of its businesses, (ii) Records and information obtained hereunder shall be used by such Inspectors only to exercise their due diligence responsibility and (iii) Records or information furnished or made available hereunder shall be kept confidential and shall not be disclosed by such Holder, underwriter or Inspectors unless (A) the disclosure of such Records or information is necessary so that (1) any Prospectus would not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading and (2) any Registration Statement would not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (B) the release of such Records or information is ordered pursuant to a subpoena or other order from a court or governmental authority of competent jurisdiction or a third party or (C) such Records or information otherwise become available to the public other than through disclosure by such Holder, underwriter or Inspector in breach hereof or by any Person in breach of any other confidentiality arrangement.

Each Holder agrees that it will use its commercially reasonable efforts, prior to making any disclosure allowed by this Section 6.1(p)(iii)(A) or (B), to inform the Company that such disclosure is necessary to avoid or correct a misstatement or omission in the Registration Statement or ordered pursuant to a subpoena or other order from a court or governmental authority of competent jurisdiction or otherwise required by law. Such Holder further agrees that it will, upon learning that disclosure of such Records or information is sought by a court or governmental authority or otherwise required by law, give notice to the Company and allow the Company, at the expense of the Company, to undertake appropriate action to prevent disclosure of the Records or information deemed confidential.

                  (q) furnish to each Holder and to each underwriter, if any, a signed counterpart, addressed to such Holder or such underwriter, if any, of (i) an opinion or opinions of counsel to the Company (which counsel and opinions (in form, scope and substance) shall be reasonably satisfactory to the appointed representative of or counsel to the Holders of at least 50% in number and/or principal amount, as the case may be, of the Registrable Securities being registered) covering the matters customarily covered in opinions requested in such offerings of equity or debt securities and such other matters as may be reasonably requested by such representative or counsel and (ii) a "comfort" letter or "comfort" letters from such Company's independent public accountants who have certified the Company's financial statements included in such Registration Statement (which letter or letters (in form, scope and substance) shall be reasonably satisfactory to the appointed representative of, or counsel to, the Holders of at least fifty percent (50%) in number and/or principal amount, as the case may be, of Registrable Securities being registered) in customary form and covering such matters of the type customarily covered by "comfort" letters in relation to such offerings and such other matters as such Holders or the lead underwriter or underwriters reasonably request;

                  (r) file all such information, documents and other reports required to be filed by Sections 13 or 15(d) of the Exchange Act and applicable to a U.S. company subject to such sections, within such time limits and periods provided therefor notwithstanding that the Company may not be required to remain subject to the reporting requirements of Sections 13 or 15(d) of the Exchange Act;

                  (s) keep a single representative of the selling Holders of each class of Registrable Securities (appointed by the Holders of a majority of the respective classes of Registrable Securities in the registration) advised as to the initiation and progress of any registration hereunder;

                  (t) cooperate with each selling Holder of Registrable Securities and each underwriter participating in the disposition of such Registrable Securities and underwriters' counsel in connection with any filings required to be made with the National Association of Securities Dealers, Inc.; and

                  (u) use its commercially reasonable efforts to take all other action necessary to effect the registration of the Registrable Securities contemplated hereby.

         SECTION 6.2 Listing Obligations. The Company agrees that it will:

                  (a) use its commercially reasonable efforts to secure and maintain a listing of the Common Stock on the New York Stock Exchange or quotation on the NASDAQ Stock Market as promptly as practicable following effectiveness of the Plan; and

                  (b) use its commercially reasonable efforts to facilitate the quotation of the Common Stock on the OTC Bulletin Board as soon as practicable following effectiveness of the Plan.

                           ARTICLE 7. INDEMNIFICATION

         SECTION 7.1 Indemnification by the Company. The Company agrees to indemnify and reimburse, to the fullest extent permitted by law, each seller of Registrable Securities, and each of its employees, advisors, agents, representatives, partners, members, officers, and directors and each Person who controls such seller (within the meaning of the Securities Act or the Exchange
Act) and the employees, advisors, agents, representatives, partners, members, officers, and directors thereof (collectively, the "Seller Affiliates") against any and all losses, claims, damages, liabilities, and expenses, joint or several (including, without limitation, all costs of appearing as a witness in any action, suit or proceeding and attorneys' fees and disbursements except as limited by Section 7.3 hereof) and any investigation, legal or other expenses reasonably incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claim asserted) (collectively, "Damages") to which such Person may become subject under the Securities Act, the Exchange Act or other federal or state securities laws or regulation, at common law or otherwise, insofar as such Damages are based upon, arising out of or resulting from (i) any untrue or alleged untrue statement of a material fact contained in any Registration Statement, Prospectus, or preliminary Prospectus relating to the offer and sale of Registrable Securities or any amendment thereof or supplement thereto, or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, and (ii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act or any state securities or blue sky laws in connection with the Registration Statement, Prospectus or preliminary Prospectus or any amendment or supplement thereto, except insofar as the same are (A) made in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of such seller or any Seller Affiliate specifically for inclusion in the Registration Statement, (B) made in any preliminary Prospectus if the seller failed to deliver a copy of the Prospectus with or prior to the delivery of written confirmation of the sale by the seller to the party asserting the claim underlying such Damages and such Prospectus would have corrected such untrue statement or omission, or (C) made in any Prospectus if such untrue statement or omission was corrected in an amendment or supplement to such Prospectus delivered to the seller prior to the sale of Registrable Securities and the seller failed to deliver such amendment or supplement prior to or concurrently with the sale of Registrable Securities to the party asserting the claim underlying such Damages. The Company shall also indemnify underwriters, selling brokers, dealer managers and similar securities industry professionals participating in the distribution customarily indemnified by issuers in underwritten public offerings, their officers, directors, agents and employees and each Person who controls such Persons (within the meaning of the Securities Act or the Exchange Act), to the same extent as provided above with respect to the indemnification of the seller hereunder. The reimbursements required by this Section 7.1 will be made promptly by periodic payments during the course of the investigation or defense, as and when bills are received or expenses incurred.

         SECTION 7.2 Indemnification by the Holders. In connection with any Registration Statement in which a seller of Registrable Securities is participating, each such selling Holder will furnish to the Company in writing such information and affidavits as the Company reasonably requests for use in connection with any such Registration Statement or Prospectus and, to the fullest extent permitted by law, each such seller will indemnify and reimburse the Company and its directors and officers and each Person who controls the Company (within the meaning of the Securities Act or the Exchange Act) against any and all Damages, based upon, arising out of or resulting from any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, Prospectus, or any preliminary Prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, but only to the extent that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with any information or affidavit so furnished in writing by such seller or any of its Seller Affiliates specifically for inclusion in the Registration Statement; provided, that the obligation to indemnify will be several, not joint and several, among such sellers of Registrable Securities, and the liability of each such seller of Registrable Securities will be in proportion to, and provided further that such liability will be limited to, the net amount received by such seller from the sale of Registrable Securities pursuant to such Registration Statement; provided, however, that such seller of Registrable Securities shall not be liable in any such case to the extent that prior to the filing of any such Registration Statement or Prospectus or amendment thereof or supplement thereto, such seller has furnished in writing to the Company information expressly for use in such Registration Statement or Prospectus or any amendment thereof or supplement thereto which corrected or made not misleading information previously furnished to the Company. Each seller shall indemnify the underwriters under terms customary to such underwritten offerings as reasonably requested by such underwriters. The Company and each seller shall be entitled to receive indemnities from underwriters, selling brokers, dealer managers and similar securities industry professionals participating in the distribution, to the same extent as customarily furnished by such Persons in similar circumstances.

         SECTION 7.3 Notice of Claims, Etc. Any Person entitled to indemnification hereunder will (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification (provided that the failure to give such notice shall not limit the rights of such Person except to the extent that the indemnifying party is materially prejudiced thereby) and (ii) unless such indemnified party has been advised by counsel that a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party; provided, however, that any person entitled to indemnification hereunder shall have the right to employ separate counsel and to participate in the defense of such claim, but the fees and expenses of such counsel shall be at the expense of such person unless (A) the indemnifying party has agreed to pay such fees or expenses, (B) the indemnifying party shall have failed to assume the defense of such claim and employ counsel reasonably satisfactory to such person, (C) the named parties to any such action or proceeding (including any impleaded parties) include both such indemnified party and the indemnifying party, and such indemnified party shall have been advised by counsel in writing that there is a conflict of interest on the part of counsel employed by the indemnifying party to represent such indemnified party or (D) the indemnified party's counsel shall have advised the indemnified party that there are defenses available to the indemnified party that are different from or in addition to those available to the indemnifying party and that the indemnifying party is not able to assert on behalf of or in the name of the indemnified party (in which case of either (C) or (D), if such indemnified party notifies the indemnifying party in writing that it elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of such action or proceeding on behalf of such indemnified party but shall have the right to participate through its own counsel). If such defense is not assumed by the indemnifying party as permitted hereunder, the indemnifying party will not be subject to any liability for any settlement made by the indemnified party without its consent (but such consent will not be unreasonably withheld). If such defense is assumed by the indemnifying party pursuant to the provisions hereof, such indemnifying party shall not settle or otherwise compromise the applicable claim without the prior written consent of the indemnified party (such consent not to be unreasonably withheld), unless the settlement involves only the payment of money by the indemnifying party, provides for a full and unconditional release of the indemnified party and does not include a statement as to, or any admission of, fault, culpability or a failure to act by, or on behalf of, the indemnified party. An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim will not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless any indemnified party shall have been advised by counsel in writing that a conflict of interest exists between such indemnified party and any other of such indemnified parties with respect to such claim, in which event the indemnifying party shall be obligated to pay the reasonable fees and disbursements of such additional counsel or counsels.

         SECTION 7.4 Contribution. Each party hereto agrees that, if for any reason the indemnification provisions contemplated by Section 7.1 or 7.2 hereof are unavailable to or insufficient to hold harmless an indemnified party in respect of any losses, claims, damages, liabilities, or expenses (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, liabilities, or expenses (or actions in respect thereof)
(i) in such proportion as is appropriate to reflect the relative fault of the indemnifying party and the indemnified party in connection with the actions which resulted in the losses, claims, damages, liabilities or expenses or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect the relative benefits of the indemnified party and indemnifying party from the offering of the securities covered by such Registration Statement as well as any other relevant equitable considerations. The relative fault of such indemnifying party and indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by such indemnifying party or indemnified party, and the parties, relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 7.4 were determined by pro rata allocation (even if the Holders or any underwriters or all of them were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in this
Section 7.4. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities, or expenses (or actions in respect thereof) referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such indemnified party in connection with investigating or, except as provided in Section 7.3 hereof, defending any such action or claim. Notwithstanding the provisions of this Section 7.4, no Holder shall be required to contribute an amount greater than the dollar amount by which the net proceeds received by such Holder with respect to the sale of any Registrable Securities exceeds the amount of damages which such Holder has otherwise been required to pay by reason of such statement or omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Holders' obligations in this Section 7.4 to contribute shall be several in proportion to the amount of Registrable Securities registered by them and not joint.

         If sufficient indemnification is available under this Article 7, the indemnifying parties shall indemnify each indemnified party to the full extent provided in Sections 7.1 and 7.2 hereof without regard to the relative fault of said indemnifying party or indemnified party or any other equitable consideration provided for in this Section 7.4.

         SECTION 7.5 Survival. The indemnification and contribution provided for under this Agreement will remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director, or controlling Person of such indemnified party and will survive the transfer of securities.

                               ARTICLE 8. EXPENSES

          The Company agrees to bear and to pay or cause to be paid promptly upon request being made therefor all expenses incident to the Company's performance of or compliance with this Agreement, including, without limitation,
(a) all Commission and any NASD registration and filing fees and expenses, (b) all fees and expenses in connection with the registration or qualification of the Registrable Securities for offering and sale under the state securities and "blue sky" laws and determination of their eligibility for investment under the laws of such United States jurisdictions as the Holders or underwriters, if any, of such Registrable Securities may designate, including reasonable fees and disbursements, if any, of counsel for the selling holders or underwriters in connection with such registrations or qualifications and determination,

(c) all expenses relating to the preparation, printing, distribution and reproduction of the Registration Statement required to be filed hereunder, each Prospectus included therein or prepared for distribution pursuant hereto, each amendment or supplement to the foregoing, the expenses of preparing the Registrable Securities for delivery and the expenses of printing or producing any underwriting agreement(s), agreement(s) among underwriters and "blue sky" or legal investment memoranda, any selling agreements and all other documents in connection with the offering, sale or delivery of Registrable Securities to be disposed of (including certificates representing the Registrable Securities),
(d) the Company's messenger, telephone and delivery expenses, (e) fees and expenses of any trustee under any indenture, any transfer agent and registrar with respect to the Registrable Securities and any escrow agent, custodian, administrative agent or security agent, (f) internal expenses (including, without limitation, all salaries and expenses of the Company's officers and employees performing legal or accounting duties), (g) fees, disbursements and expenses of counsel and independent certified public accountants of the Company's (including the expenses of any opinions or "comfort" letters required by or incident to such performance and compliance), (h) fees, disbursements and expenses of any "qualified independent underwriter" required by the NASD Rules in connection with any underwriting arrangements, (i) reasonable fees, disbursements and expenses of one firm of counsel for the Holders of Registrable Securities retained in connection with such registration (which shall be selected by the Holders of a majority in aggregate principal amount or number, as the case may be, of the outstanding Registrable Securities being registered, subject to the prior written consent of the Company, which consent shall not be unreasonably withheld or delayed), (j) fees, expenses and disbursements of any other Persons, including special experts, retained by the Company's in connection with such registration, (k) all fees and expenses incurred in connection with the qualification of the shares of Common Stock for quotation on The NASDAQ Stock Market, or the listing of such shares on any securities exchange, and (l) all expenses in connection with its performance of its obligations under Section 6.1 (collectively, the "Registration Expenses"). To the extent that any Registration Expenses are incurred, assumed or paid by any Holder of Registrable Securities or any underwriter thereof, the Company's shall reimburse such Person for the full amount of the Registration Expenses so incurred, assumed or paid promptly after receipt of a request therefor. Notwithstanding the foregoing, the Holders of the Registrable Securities being registered shall pay all agency fees and commissions and underwriting discounts and commissions attributable to the sale of such Registrable Securities and the fees and disbursements of any counsel or other advisors or experts retained by such holders (severally or jointly), other than the counsel and experts specifically referred to above.

                      ARTICLE 9. CURRENT PUBLIC INFORMATION

          The Company shall timely file all reports required to be filed by it under the Securities Act and the Exchange Act and shall at all times comply with the requirements of Rule 144(c) under the Securities Act, as such Rule may be amended from time to time (or any similar rule or regulation hereafter adopted by the Commission), regarding the availability of current public information to the extent required to enable any Holder to sell Registrable Securities without registration under the Securities Act pursuant to the resale provisions of Rule 144 of the Securities Act (or any similar rule or regulation), and pursuant to Form S-3 or any similar short form Registration Statement.

                      ARTICLE 10. SELECTION OF UNDERWRITERS

         SECTION 10.1 Underwritten Offering. The offering of Registrable Securities pursuant to a Demand Registration shall be in the form of a "firm commitment" underwritten offering. The Holders holding fifty percent (50%) in number and/or principal amount, as the case may be, of the Registrable Securities being registered in a Demand Registration shall select a nationally recognized investment banking firm or firms to manage the underwritten offering; provided, that such selection shall be subject to the consent of the Company, which consent shall not be unreasonably withheld; provided, further, that in the event of a Converted Registration pursuant to Section 3.1, the Company shall have the right, in its sole discretion, to select a nationally recognized investment banking firm or firms to manage any such underwritten offering.

         SECTION 10.2 Participation in Underwritten Offering. No Person may participate in any registration pursuant to Section 3.1 or otherwise under this Agreement unless such Person (x) agrees to sell such Person's Registrable Securities that are the subject of the Demand Request on the basis provided in any reasonable, market standard underwriting arrangements and (y) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements; provided, however, that no such Person shall be required to make any representations or warranties in connection with any such registration other than representations and warranties as to (i) such Person's ownership of his, her or its Registrable Securities that are the subject of the Demand Request to be transferred free and clear of all liens, claims, and encumbrances, (ii) such Person's power and authority to effect such transfer, and (iii) such matters pertaining to compliance with securities laws as may be reasonably requested; provided, further, however, that the obligation of such Person to indemnify pursuant to any such underwriting arrangements shall be several, not joint and several, among such Persons selling Registrable Securities, and the liability of each such Person shall be in proportion thereto, and shall be limited to, the net amount received by such Person from the sale of his or its Registrable Securities pursuant to such registration.

                            ARTICLE 11. MISCELLANEOUS

         SECTION 11.1 Notice Generally. Any notice, demand, request, consent, approval, declaration, delivery or other communication hereunder to be made pursuant to the provisions of this Agreement shall specify the Section of this Agreement pursuant to which it is given or being made and shall be deemed sufficiently given or made if in writing and signed by the party making the same, and either delivered in person with receipt acknowledged or sent by registered or certified mail, return receipt requested, postage prepaid, or by telecopy and confirmed by telecopy answerback, addressed, if to any Holder, at the address of such Holder as set forth on the signature pages hereto; and if to the Company at:

                           International Wire Group, Inc.
                           101 South Hanley Road
                           St. Louis, Missouri 63105
                           Attention:  Chief Executive Officer
                           Telecopy Number: (314) 719-1040
or at such other address as may be substituted by notice given as herein provided. The giving of any notice required hereunder may be waived in writing by the party entitled to receive such notice. Every notice, demand, request, consent, approval, declaration, delivery or other communication hereunder shall be deemed to have been duly given or served on the date on which personally delivered, with receipt acknowledged, telecopied and confirmed by telecopy answerback or three (3) Business Days after the same shall have been deposited in the United States mail (by registered or certified mail, return receipt requested, postage prepaid), whichever is earlier.

         SECTION 11.2 Successors and Assigns. The rights and benefits of Holders under this Agreement may not be assigned by any Holder except as set forth below. Each Holder may, without the prior written consent of the Company, assign its rights and benefits under this Agreement to another Holder or a Permitted Assignee who agrees to be bound by the terms hereof, whereupon such Permitted Assignee shall be deemed to be a Holder for all purposes of this Agreement. The rights of each Holder under this Agreement may also be assigned, in whole or in part, to any third party transferee or assignee solely with respect to a Holder's Registrable Common Stock; provided, however, that nothing contained herein shall prevent a Holder from assigning rights and benefits relating to its Registrable Notes to another Holder or a Permitted Transferee; provided, further, however, that the Company is given written notice by such Holder prior to said transfer, stating the name and address of such transferee or assignee and identifying the securities with respect to which such registration rights are being transferred or assigned, accompanied by the agreement of such transferee or assignee to be bound as a Holder under the terms hereof, and the Company gives prior written consent to such transfer, which consent shall not be unreasonably withheld or delayed. This Agreement shall be binding on all successors to the Company and the Holders.

         SECTION 11.3 Withdrawal. Any Holder may withdraw from this Agreement upon providing written notice to the Company and each of the other Holders and such withdrawing Holder shall have no further rights hereunder, nor shall such Holder have any obligations hereunder other than any obligation arising from any event or state of facts occurring prior to the receipt of such written notification by the Company and the other Holders.

         SECTION 11.4 Amendments and Waivers. This Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively) only by a written instrument duly executed by the Company and the holders of at least a 66 2/3% of the number of shares of Common Stock that are Registrable Securities at the time outstanding; provided, however, that no amendments may be made to (i) the first sentence of Section 3.1 in respect of the percentage of Registrable Securities required to be included in a Demand Registration, (ii) Section 7.1 or
Section 11.12, or (iii) this Section 11.4, without the prior written consent of all Holders of Registrable Securities. Each Holder of any Registrable Securities at the time or thereafter outstanding shall be bound by any amendment or waiver effected pursuant to this Section 11.4, whether or not any notice, writing or marking indicating such amendment or wavier appears on such Registrable Securities or is delivered to such Holder.

         SECTION 11.5 Severability. Wherever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

         SECTION 11.6 Headings. The headings used in this Agreement are for the convenience of reference only and shall not, for any purpose, be deemed a part of this Agreement.

         SECTION 11.7 Governing Law. This Agreement shall be governed exclusively by, construed and enforced in accordance with, the laws of the State of New York, without regard to the provisions thereof relating to conflict of laws.

         SECTION 11.8 Counterparts. This Agreement may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

         SECTION 11.9 Entire Agreement. This Agreement embodies the entire agreement and understanding among the Company and the Holders in respect of the subject matter contained herein. This Agreement supersedes all prior agreements and understandings between the parties with respect to the subject matter of this Agreement.

         SECTION 11.10 Specific Performance. The parties hereto acknowledge and agree that the Holders would not have adequate remedies at law and would be irreparably harmed if any of the provisions of this Agreement were not performed by the Company in accordance with the specific terms hereof or were otherwise breached, and that, in such case, it would be impossible to measure in money the damages to such Holders. It is accordingly agreed that the Holders shall be entitled to injunctive relief or the enforcement of other equitable remedies, without bond or other security, to compel performance and to prevent breaches of this Agreement and specifically to enforce the terms and provisions hereof, in addition to any other remedy to which they may be entitled, at law or in equity.

         SECTION 11.11 Further Assurances. The Company and the Holders shall each execute such documents and perform such further acts as may be reasonably required or desirable to carry out or to perform the provisions of this Agreement.

         SECTION 11.12 Indemnification. The Company agrees to indemnify and reimburse, to the fullest extent permitted by law, each Holder party to this Agreement and each of its employees, advisors, agents, representatives, partners, members, officers, and directors and each Person who controls such Holder (within the meaning of the Securities Act or the Exchange Act) and the employees, advisors, agents, representatives, partners, members, officers, and directors thereof against any and all Damages arising out of or related to any claims (other than any claims by a Holder or any of its Affiliates) which arise out of or relate to the amendment of the Original Agreement. Each of the parties hereto agrees that this indemnification obligation shall be subject to the procedures set forth in Section 7.3 and shall survive in accordance with Section 7.5.

            [THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK.]

         IN, WITNESS WHEREOF, the parties hereto have caused this Amended and Restated Registration Rights Agreement to be duly executed and delivered as of the date first above written.



                                           INTERNATIONAL WIRE GROUP, INC.


                                                 By: /s/ JOSEPH M. FIAMINGO
                                                    ----------------------------
                                                         Joseph M. Fiamingo
                                                         Chief Executive Officer





     [SIGNATURE PAGE TO AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT]

                                  GSCP (NJ), INC.


                                      By: /s/ ROBERT HAMWEE
                                         ---------------------------------------
                                      Name: Robert Hamwee
                                           -------------------------------------
                                      Title: Managing Director GSC Partners
                                            ------------------------------------



     [SIGNATURE PAGE TO AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT]

                               SPECIAL VALUE ABSOLUTE RETURN
                               FUND, LLC

                               BY:  SVAR/MM, LLC, its Managing Member

                               BY: Tennenbaum Capital Partners, LLC, its
                                   Managing Member

                               By: TENNENBAUM & CO., LLC, its Managing Member

                                        By: /s/ MARK K. HOLDSWORTH
                                           -------------------------------------
                                        Name: Mark K. Holdsworth
                                             -----------------------------------
                                        Title: Managing Partner
                                              ----------------------------------



                               Special Value Opportunities
                               Fund, LLC



                                        By: /s/ MARK K. HOLDSWORTH
                                           -------------------------------------
                                        Name: Mark K. Holdsworth
                                             -----------------------------------
                                        Title:  Authorized Signatory


     [SIGNATURE PAGE TO AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT]

                               INTERNATIONAL WIRE HOLDING COMPANY



                               By: /s/ DAN WEBER
                                  ----------------------------------------------
                               Name: Dan Weber
                                    --------------------------------------------
                               Title: Asst. Secretary
                                     -------------------------------------------




     [SIGNATURE PAGE TO AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT]

                                     ANNEX A

                 SELLING SECURITYHOLDER NOTICE AND QUESTIONNAIRE

         The undersigned beneficial owner of (i) common stock, par value $.01 per share (the "Common Stock"), and/or (ii) 10% Secured Senior Subordinated Notes (the "Notes", and together with the Common Stock, the "Registrable Securities"), of International Wire Group, Inc. (the "Company") understands that the Company intends to file with the Securities and Exchange Commission (the "Commission") a Registration Statement on Form S-1 (the "Shelf Registration Statement") for the registration and sale under Rule 415 of the Securities Act of 1933, as amended (the "Securities Act"), of the Registrable Securities in accordance with the terms of the Registration Rights Agreement, dated as of October 20, 2004 (the "Registration Rights Agreement") among the Company and the Holders named therein. All capitalized terms not otherwise defined herein shall have the meaning ascribed thereto in the Registration Rights Agreement.

         Each beneficial owner of Registrable Securities is entitled to the benefits of the Registration Rights Agreement. In order to sell or otherwise dispose of any Registrable Securities pursuant to the Shelf Registration Statement, a beneficial owner of Registrable Securities generally will be required to be named as a selling securityholder in the related prospectus, deliver a prospectus to purchasers of Registrable Securities and be bound by those provisions of the Registration Rights Agreement applicable to such beneficial owner. Beneficial owners must complete and deliver this Notice and Questionnaire prior to the effectiveness of the Shelf Registration Statement so that such beneficial owners may be named as selling securityholders in the related prospectus at the time of effectiveness.

         Certain legal consequences arise from being named as a selling securityholder in the Shelf Registration Statement and the related prospectus. Accordingly, Holders and beneficial owners of Registrable Securities are advised to consult their own securities law counsel regarding the consequences of being named or not being named as a selling securityholder in the Shelf Registration Statement and the related prospectus.

                                     NOTICE

         The undersigned beneficial owner (the "Selling Securityholder") of Registrable Securities hereby gives notice to the Company of its intention to sell or otherwise dispose of Registrable Securities beneficially owned by it and listed below in Item 3 (unless otherwise specified under Item 3) pursuant to the Shelf Registration Statement. The undersigned, by signing and returning this Notice and Questionnaire, understands and agrees that it will be bound by the terms and conditions of this Notice and Questionnaire and the Registration Rights Agreement.

         The undersigned hereby provides the following information to the Company and represents and warrants that such information is accurate and complete:

                                  QUESTIONNAIRE

1.       (a) Full legal name of Selling Securityholder:



         (b) Full legal name of registered Holder (if not the same as (a) above) through which Registrable Securities listed in (3) below are held (if the same write "same"):



         (c) Full legal name of Depository Trust Company participant (if applicable and if not the same as (b) above) through which Registrable Securities listed in (3) below are held (if the same write "same"):



2.       Address for notices to Selling Securityholder:

         -----------------------------------------------------------------------

         -----------------------------------------------------------------------

         Telephone (including area code):
                                         ---------------------------------------

         Fax (including area code):
                                   ---------------------------------------------

         Contact Person:
                        --------------------------------------------------------

3.       Beneficial ownership of Registrable Securities:

         (a) Number of Registrable Securities beneficially owned:

         -----------------------------------------------------------------------

         -----------------------------------------------------------------------

         (b) CUSIP No(s). of such Registrable Securities beneficially owned:

         -----------------------------------------------------------------------

         -----------------------------------------------------------------------

4.       Beneficial ownership of the Company securities owned by the Selling
         Securityholder:

         Except as set forth below in this Item (4), the undersigned is not the beneficial or registered owner of any securities of the Company other than the Registrable Securities listed above in Item (3).

         (a) Type, number and/or amount of other Company securities beneficially owned by the Selling Securityholder:

         -----------------------------------------------------------------------

         -----------------------------------------------------------------------

         (b) CUSIP No(s). of such other Company securities beneficially owned:

         -----------------------------------------------------------------------

         -----------------------------------------------------------------------

5.       Relationship with the Company:

         Except as set forth below, neither the undersigned nor any of its affiliates, officers, directors or principal equity holders (5% or more) has held any position or office or has had any other material relationship with the Company (or its predecessors or affiliates) during the past three years.

         State any exceptions here:

         -----------------------------------------------------------------------

         -----------------------------------------------------------------------

         -----------------------------------------------------------------------

6.       Plan of distribution:

         Except as set forth below, the undersigned (including its donees or pledgees) intends to distribute the Registrable Securities listed above in Item (3) pursuant to the Shelf Registration Statement only as follows (if at all): such Registrable Securities may be sold from time to time directly by the undersigned or alternatively, through underwriters, broker-dealers or agents. If the Registrable Securities are sold through underwriters or broker-dealers, the Selling Securityholder will be responsible for underwriting discounts or commissions or agent's commissions. Such Registrable Securities may be sold in one or more transactions at fixed prices, at prevailing market prices at the time of sale, at varying prices determined at the time of sale, or at negotiated prices. Such sales may be effected in transactions (which may involve block transactions) (i) on any national securities exchange or quotation service on which the Registrable Securities may be listed or quoted at the time of sale, (ii) in the over-the-counter market, (iii) in transactions otherwise than on such exchanges or services or in the over-the-counter market or (iv) through the writing of options. In connection with sales of the Registrable Securities or otherwise, the undersigned may enter into hedging transactions with broker-dealers, which may in turn engage in short sales of the Registrable Securities and deliver Registrable Securities to close out such short positions, or loan or pledge Registrable Securities to broker-dealers that in turn may sell such securities.

         State any exceptions here:

         -----------------------------------------------------------------------

         -----------------------------------------------------------------------

         -----------------------------------------------------------------------

         The undersigned acknowledges that it understands its obligation to comply with the provisions of the Exchange Act and the rules thereunder relating to stock manipulation, particularly Regulation M thereunder (or any successor rules or regulations), in connection with any offering of Registrable Securities pursuant to the Shelf Registration Statement. The undersigned agrees that neither it nor any person acting on its behalf will engage in any transaction in violation of such provisions.

         The Selling Securityholder hereby acknowledges its obligations under the Registration Rights Agreement to indemnify and hold harmless certain persons as set forth therein.

         Pursuant to the Registration Rights Agreement, the Company has agreed under certain circumstances to indemnify the Selling Securityholders against certain liabilities.

         In accordance with the undersigned's obligation under the Registration Rights Agreement to provide such information as may be required by law for inclusion in the Shelf Registration Statement, the undersigned agrees to promptly notify the Company of any inaccuracies or changes in the information provided herein that may occur subsequent to the date hereof at any time while the Shelf Registration Statement remains effective. All notices hereunder and pursuant to the Registration Rights Agreement shall be made in writing at the address set forth below.

         By signing below, the undersigned consents to the disclosure of the information contained herein in its answers to items (1) through (6) above and the inclusion of such information in the Shelf Registration Statement and the related prospectus. The undersigned understands that such information will be relied upon by the Company in connection with the preparation or amendment of the Shelf Registration Statement and the related prospectus.

         IN WITNESS WHEREOF, the undersigned, by authority duly given, has caused this Notice and Questionnaire to be executed and delivered either in person or by its duly authorized agent.

Dated:

                                        Beneficial Owner:


                                        By:
                                           -------------------------------------
                                            Name:
                                            Title:












      PLEASE RETURN THE COMPLETED AND EXECUTED NOTICE AND QUESTIONNAIRE TO:

                         International Wire Group, Inc.
                        101 South Hanley Road, Suite 1050
                            St. Louis, Missouri 63105
                       Attention: Chief Executive Officer